                                                                   EXHIBIT 10.28

                      AMENDMENT NO. 5 TO CREDIT AGREEMENT
                      -----------------------------------



     AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment") dated as of December 2, 1997 among Ambac Assurance Corporation (formerly, AMBAC Indemnity Corporation) (the "Borrower"), Landesbank Hessen-Thuringen Girozentrale, ("Helaba"), Bayerische Landesbank Girozentrale, ("BLG"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank" and, together with Helaba and BLG, the "Banks"), and Deutsche Bank AG, New York Branch, as Agent (the "Agent").



                              W I T N E S S E T H :
                              -------------------



     WHEREAS, the Borrower, the Banks and the Agent have entered into a Credit Agreement, dated as of December 2, 1993 (as amended to date, the "Agreement"); and


     WHEREAS, the parties hereto desire to amend the Agreement as herein provided; and


     WHEREAS, pursuant to Section 12.12 of the Agreement, the Agreement may be amended by the written agreement of the Borrower, the Banks and the Agent;


     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


     1.    Defined Terms.  Capitalized terms used herein and not
           -------------
otherwise defined herein shall have the meanings assigned to such terms in the Agreement.


     2.    Amendments.  (a) All references in the Agreement (including
           ----------
in any Schedule or Exhibit thereto) to "AMBAC Indemnity Corporation" are hereby amended to "Ambac Assurance Corporation".


     (b) The definition of "Parent" in Section 1.01 is hereby amended in its entirety and replaced with the following: "Parent" shall mean Ambac Financial Group, Inc., a Delaware corporation.


     (c) The "December 2, 2003" date set forth in the first sentence of Section
3.04 is hereby amended to "December 2, 2004".

     (d) Schedule I is hereby deleted in its entirety and replaced with Exhibit A attached hereto.


     3.    No Default.  The Borrower hereby represents and warrants to
           ----------
the Banks and the Agent that, both before and after giving effect to this Amendment, no Default or Event of Default exists.


     4.    Representations and Warranties.  The Borrower hereby represents
           ------------------------------
and warrants to the Banks and the Agent that, both before and after giving effect to this Amendment, the representations and warranties contained in
Section 7 of the Agreement are true and correct in all material respects on and as of the date hereof.


     5.    Counterparts.  This Amendment may be executed simultaneously
           ------------
in two or more counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.


     6.    Agreement Not Otherwise Amended.  Terms and provisions of
           -------------------------------
the Agreement not amended hereby shall continue to remain in full force and effect. From and after the date hereof, all references in the Agreement and each of the Credit Documents to the Agreement shall be deemed references to the Agreement as amended by this Amendment.


     7.    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
           -------------
THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered on its behalf, all on the date first above written.



                              AMBAC ASSURANCE CORPORATION



                              By  /s/ Frank Bivona
                                  -------------------------
                                Title: Senior Vice President,
                                         CFO and Treasurer
                                LANDESBANK HESSEN-THURINGEN
                                  GIROZENTRALE

                              By /s/ Lisa S. Pent
                                -----------------------------
                                Title: Senior Vice President,
                                       Manager



                              By /s/ Peter Icreccaio III
                                -----------------------------
                                Title: Assistant Vice President



                              BAYERISCHE LANDESBANK
                                GIROZENTRALE


                              By /s/ Peter Obermann
                                -----------------------------
                                Title: Senior Vice President


                              By /s/ Scott Allison
                                -----------------------------
                                Title: First Vice President


                              COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK
                                B.A.,"RABOBANK NEDERLAND",
                                NEW YORK BRANCH



                              By /s/ Michael de Konkoly Thege
                                -----------------------------
                                Title: Managing Director


                              By /s/ Angela R. Reilly
                                -----------------------------
                                Title: Vice President


                              DEUTSCHE BANK AG, NEW YORK


                                BRANCH, as Agent


                              By /s/ Louis Caltavuturo
                                -----------------------------
                                Title: Vice President

                              By /s/ Alan Krour
                                -----------------------------
                                Title: Associate

                                                             EXHIBIT A
                                                             ---------

                                                            SCHEDULE I
                                                            ----------



                              COMMITMENTS
                              -----------



          BANK                            COMMITMENT AMOUNT
          ----                            -----------------

COOPERATIEVE CENTRALE RAIFFEISEN-            $180,000,000
  BOERENLEENBANK B.A., "RABOBANK
  NEDERLAND", NEW YORK BRANCH


BAYERISCHE LANDESBANK GIROZENTRALE             165,000,000

LANDESBANK HESSEN-THURINGEN GIROZENTRALE       105,000,000
                                               -----------

          TOTAL                               $450,000,000
                                               ===========